SCHEDULE 14C INFORMATION

   INFORMATION STATEMENT PURSUANT TO SECTION 14 ( C ) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

CHECK THE APPROPRIATE BOX:

[ X ]  PRELIMINARY INFORMATION STATEMENT
[   ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
       14C-5(D)(2))
[   ]  DEFINITIVE INFORMATION STATEMENT
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                              DIGITAL BRIDGE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           COMMISSION FILE NO. 0-26755
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PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)
[   ] NO FEE REQUIRED.
[ X ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C-5(G) AND 0-11.

1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
             COMMON STOCK, $0.001 PAR VALUE
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2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:  10,000,000
      SHARES
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3)    PER  UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
      TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
  BASED ON CLOSING PRICE OF COMMON STOCK ON AUGUST 2, 2000 OF $ 0.8125 PER SHARE FOR 10,000,000 SHARES
--------------------------------------------------------------------------------
4)     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  $ 8,125,000
--------------------------------------------------------------------------------
5)     TOTAL FEE PAID:  $ 1,625.00.
--------------------------------------------------------------------------------
[   ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[   ]  CHECK  BOX  IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.

     1)     AMOUNT PREVIOUSLY PAID:
     ------------------------------------------------------------
     2)     FORM, SCHEDULE OR REGISTRATION NO.:
     ------------------------------------------------------------
     3)     FILING PARTY:
     ------------------------------------------------------------
     4)     DATE FILED:
     ------------------------------------------------------------

                                                  TOTAL NUMBER OF PAGES:
                                                  ----------------------
                                                  INDEX TO EXHIBITS:     PAGE 18
                                                  -----------------

                               Preliminary Copies
                               ------------------
DIGITAL BRIDGE, INC.
1860 El Camino Real, Suite 100
Burlingame, California 94010

                              INFORMATION STATEMENT

INTRODUCTION
     We are sending you this Information Statement to describe the proposed merger ("Merger") involving Digital Bridge, Inc. ("Digital") and 24x7 Development.com, Inc. ("24x7"). When we complete this Merger, 24x7 will cease to exist, become a part of Digital and the stockholders of 24x7 will become stockholders of Digital. When the Merger is completed the 24x7 stockholders will receive 0.40 of a share of Digital Common Stock for each share of 24x7 common stock they owned before the Merger. We will round the total number of shares of Digital Common Stock 24x7 stockholders will receive down to the nearest whole number and pay them cash for any remaining fraction of a share.

     Digital does not currently have a sufficient number of authorized but unissued shares of its Common Stock to issue to 24x7 stockholders upon closing of the Merger. Digital's Articles of Incorporation, will have to be amended to increase the number of authorized shares of Common Stock from 31,250,000 currently to 50,000,000. This increase in the number of shares we can issue will accommodate the closing of the Merger and still leave us with plenty of shares with which we can raise equity capital and make acquisitions in the future, although we have no current plans for acquisitions.

     Upon the effective date of the Merger, two new members will be elected to the Board of Directors. John C. Flanders, Jr., the Chief Executive Officer of 24x7, and Jon Winters, the Chief Operating Officer of Digital.

     Certain of Digital's stockholders owning approximately 50.8 % of Digital Common Stock have already approved the Merger, the amendment to the Articles of Incorporation increasing the authorized shares and the election of two new members to the Board, by signing a written stockholders' consent. Because these stockholders own a majority of Digital's outstanding Common Stock, no further vote of Digital's stockholders is necessary to approve the Merger, the amendment or the election of the two new directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The 24x7 stockholders have unanimously approved the Merger by signing a written stockholders' consent. We cannot predict with certainty when we will complete the Merger, but we hope to complete it by the middle of September 2000. SEE "RISK FACTORS" BEGINNING ON PAGE 3 OF THIS INFORMATION STATEMENT FOR A DISCUSSION OF CERTAIN MATTERS WHICH SHOULD BE CAREFULLY CONSIDERED BY HOLDERS OF DIGITAL COMMON STOCK IN EVALUATING THE EFFECTS OF THIS MERGER ON THEIR SECURITIES.

     This Information Statement is being mailed on or about August 12, 2000, to holders of record on July 20, 2000, of the shares of Digital Common Stock. This document is being provided to all of our stockholders as notice of these actions under Rule 14 ( c) - 101 of the Securities Exchange Act of 1934, as amended.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


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
           QUESTIONS AND ANSWERS ABOUT THE MERGER

Q.   WHAT IS THE PROPOSED TRANSACTION?

A. Digital and 24x7 will combine their businesses in a merger in which 24x7 will be merged into Digital. As a result, 24x7 will cease to exist and 24x7 stockholders will exchange their shares of 24x7 common stock for Digital Common Stock as described below.

Q.   WHAT EFFECT WILL THE MERGER HAVE ON MY DIGITAL SHARES?

A. After the Merger, you will have the same number of Digital shares you have now. However, you will have a smaller percentage of the combined company's shares after the Merger as a result of Digital issuing more shares to 24x7 stockholders.

Q. WHAT IS THE TOTAL VALUE OF THE TRANSACTION AND WILL IT CHANGE BETWEEN NOW AND THE TIME THE MERGER IS COMPLETED?

A. Based on the closing price of the Digital Common Stock on the Over-the-Counter Bulletin Board and the number of shares of Digital Common Stock outstanding on August 2, 2000, the total value of the Common Stock that Digital will issue in the Merger will be approximately $8,125,000. The exchange ratio is a fixed exchange ratio, which means that it will not change even if the trading price of the Digital Common Stock changes. Therefore, the market value of the Digital Common Stock to be issued to the 24x7 stockholders in the Merger will increase or decrease as the price of the Digital Common Stock increases or decreases.

Q.   WHY ARE YOU AMENDING THE ARTICLES OF INCORPORATION?

A. Digital will be issuing 10,000,000 shares of Common Stock to the 24x7 stockholders. The current Articles of Incorporation authorize Digital to issue 31,250,000, of which there are 27,750,000 shares outstanding, leaving only 3,500,000 shares to issue. The amendment to the Articles of Incorporation will increase the authorized shares to facilitate the Merger.

Q.   WHY IS THERE NO STOCKHOLDER VOTE?

A. Certain of Digital's stockholders who own approximately 50.8 % of its Common Stock and an identical percentage of voting power of Digital. On the day Digital and 24x7 signed the merger agreement for the Merger, these stockholders


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
     gave their written consent to the Merger. Their consents satisfied the stockholder approval requirements for the Merger under Nevada law, so no separate stockholder vote is necessary.

Q.   WHAT IS THE TAX IMPACT OF THE MERGER ON DIGITAL STOCKHOLDERS?

A. None. Digital stockholders are not selling or exchanging their shares of Common Stock, so there is no taxable transaction related to their shares.

Q.   AM I ENTITLED TO DISSENTER'S RIGHTS?

A. Under Nevada law, which governs Digital and the Merger, you may be entitled to dissenter's rights, if you can show that the Merger is unlawful or fraudulent to you or to Digital and you meet the other requirements of the statute.

Q.   WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A. We must still satisfy a number of conditions before we can complete the Merger, but we hope to complete the Merger by the middle of September 2000.

          CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This Information Statement contains forward-looking statements, including (without limitation) statements concerning possible or assumed future results of operations of Digital and 24x7 set forth under "Merger -- Digital's Reasons for the Merger," "24x7's Reasons for the Merger,"--Factors Considered by the Digital Board," and those preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," or similar expressions. For those statements, Digital claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that the following important factors, in addition to those discussed under "Risk Factors" and elsewhere in this document and in the documents incorporated in this document by reference, could affect the future results of Digital and 24x7, and could cause those results to differ materially from those expressed in such forward-looking statements: materially adverse changes in economic conditions in the markets served by the companies; a significant delay in the expected closing of the Merger; competition from others in the website development, eBusiness builder, venture technologist, Internet and IT markets and other industry segments; failure to realize fully expected cost savings from the Merger; the ability to enter, the timing of entry and the profitability of entering new markets; greater than expected costs or difficulties related to the integration of the businesses of Digital and 24x7; and other risks and uncertainties as may be detailed from time to time in Digital's public announcements and SEC filings or as may be set forth under "Risk Factors" on page 3.

                                TABLE OF CONTENTS

                                                           Page
                                                            ----

Introduction . . . . . . . . . . . . . . . . . . . . . . . .   i
Questions and Answers About the Merger . . . . . . . . . . .  ii
Cautionary Statement Concerning Forward-Looking Statements    iv
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . .   3
Market Price Per Share . . . . . . . . . . . . . . . . . . .   5
The Companies . . . . . . . . . . . . . . . . . . . . . . .    5
The Merger . . . . . . . . . . . . . . . . . . . . . . . . .   7
No Regulatory Approval Required . . . . . . . . . . . . . .   10
Dissenter's Rights . . . . . . . . . . . . . . . . . . . . .  10
Amendment to Articles of Incorporation . . . . . . . . . . .  10
Principal Stockholders . . . . . . . . . . . . . . . . . . .  11
Directors, Executive Officers, Promoters and Control Persons  13
Executive Compensation . . . . . . . . . . . . . . . . . . .  15
Certain Relationships and Related Transactions . . . . . . .  15
Director and Officer Liability and Indemnification . . . . .  15
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . .  16
Where You Can Find More Information . . . . . . . . . . . .   16



                                   APPENDICES

APPENDIX A    Agreement and Plan of Merger, dated as of July 31, 2000, by and between Digital Bridge, Inc. and 24x7 Development.com, Inc.

APPENDIX B    Form 10-QSB Quarterly Report for the Quarterly
              Period Ended March 31, 2000.

APPENDIX C    Copy of Nevada Revised Statutes, Chapter 92A


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
                                     SUMMARY

     This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To understand the Merger fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire document and the documents to which we have referred you. Except as otherwise noted, all references to Digital include all subsidiaries and affiliates of Digital and all references to 24x7 include all subsidiaries and affiliates of 24x7. See "Cautionary Statement Concerning Forward-Looking Statements."

                                  THE COMPANIES

Digital Bridge, Inc.
1860 El Camino Real, Suite 100
Burlingame, California 94010
(650) 552-0600

     Digital is a global "eBusiness Builder," which designs, develops and delivers strategy-based, eBusiness enterprise solutions. Our suite of professional services and products enables concept-to-completion in projects for both emerging and existing businesses integrating eBusiness capabilities. Our services are designed to rapidly improve our clients' competitive positions within their markets by utilizing our expertise in strategic planning, creative design, corporate brand development, technical architecture and complex information systems.

24x7 Development.com, Inc.
16150 N. Arrowhead, Suite 240
Peoria, Arizona 85383
(623) 773-3644

     24x7 is a Delaware corporation, based in the Phoenix, Arizona metropolitan area. 24x7 is experienced in developing global, multi-lingual, high end, Web businesses. Previously, the principals and staff of 24x7 were the internal development arm for GlobalNet Financial.com, Inc. (NASDAQ: GLBN) and 24x7 has entered into an agreement to provide ongoing consulting and development work for GlobalNet. While acting as GlobalNet's internal development arm, the 24x7 team developed and matured many North American and European award winning financial media, online trading and corporate Web sites. 24x7 acquired the Phoenix operations of GlobalNet on May 31, 2000 in a stock-for-assets transaction.

DIGITAL'S REASONS FOR THE MERGER  (see page 9)

     Digital's reasons for engaging in the Merger are to (1) enhance its abilities to create high end business through the combined company's venture technology arm, (2) increase resources to enhance its wireless and other product lines and (3) increase the breadth and depth of its management team.

24X7'S REASONS FOR THE MERGER (see page 9)

     24x7's reasons for engaging in the Merger are to (1) add front end wireless technology to its current, robust back end capabilities, (2) establish a presence in Silicon Valley (a prime market for its current services) with a talented and capable management team, (3) rapidly expand its production staff to service its current client base, and (4) continue to evolve its product line for its current and prospective client bases through Digital's Bridge Engine software.

WRITTEN CONSENTS TO ACTIONS; DIGITAL BOARD APPROVAL ( see page 7 )

     WE ARE NOT ASKING YOU TO VOTE ON THE MERGER.  On July 31, 2000,  holders of
50.8 % of Digital's outstanding Common Stock gave their written consents to the Merger. Their consents were sufficient for stockholder approval and no other vote is required.

     The Digital Board believes that the Merger is in your best interests and in Digital's best interest. The Digital Board has unanimously approved the Merger.

RISK FACTORS (see page 3)

     We refer you to "Risk Factors" on page 3 for a discussion of certain matters which should be carefully considered by holders of Digital Common Stock in evaluating the effects of the Merger on their securities, including:

- costs incurred in connection with the Merger and potential difficulties in realizing the benefits expected from the Merger in the amounts and time frames expected;

-     competition;

- the dependence of the combined company's business on certain key personnel;

- the potential for influence by certain significant stockholders over the policies of the combined company; and

-     certain other matters.

                                   THE MERGER

THE MERGER AGREEMENT ( See page 7 )

     The Agreement and Plan of Merger dated as of July 31, 2000 (the "Merger Agreement"), is the legal document that governs the Merger. It is attached as Appendix A to this Information Statement and we encourage you to read it carefully.

CONDITIONS OF THE MERGER (See page 9 )

     The completion of the Merger depends upon meeting a number of conditions, including, among others, the following:

-     receipt by Digital and 24x7 of Disclosure Letters from the other

-     the absence of certain material changes in Digital and 24x7

     All of the conditions of the Merger are waivable by the other party entitled to the benefits thereof. However, Digital and 24x7 presently anticipate that the conditions to the Merger set forth in the Merger Agreement will be satisfied in time to permit the completion of the Merger before the middle of September 2000.

NO REGULATORY APPROVALS REQUIRED (see page 10)

     Closing of the Merger does not require any federal or state regulatory approval or compliance.

ACCOUNTING TREATMENT (see page 8)

     The Merger will be accounted for as a purchase.


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
AMENDMENT; TERMINATION (see page 8)

     The Merger Agreement may be terminated, and the Merger abandoned, only in a very limited number of circumstances, including, among others, the following:

-     the parties' mutual agreement to terminate the Merger Agreement;

- by Digital or 24x7 if any lawsuit is filed or threatened to prohibit or challenge the Merger;

-     by Digital or 24x7 if the Merger is not completed by September 30, 2000;or

- by Digital or 24x7 if the other party materially breaches its obligation or representations or warranties under the Merger Agreement.

                                  RISK FACTORS

THE FIXED EXCHANGE RATIO MAKES IT DIFFICULT TO VALUE THE TRANSACTION AT THIS
TIME.

     The Merger Agreement does not contain any provision for adjustment of the exchange ratio and does not provide rights of termination by either party based upon fluctuations in the per share price of Digital Common Stock or the 24x7 common stock. Therefore, the value of the consideration to be received by holders of 24x7 common stock upon consummation of the Merger is not presently ascertainable and will vary based upon the market price of Digital Common Stock at the effective time of the Merger.

     Such variations may be the result of changes in the business, operations or prospects of Digital or 24x7, market assessments of the likelihood that the Merger will be consummated, the timing thereof and the prospects for the post-Merger operations of the combined company, general market and economic conditions and other factors beyond the control of Digital or 24x7.

WE MAY NOT REALIZE THE SYNERGIES AND OTHER INTENDED BENEFITS OF THE MERGER.

     The Merger involves the integration of two companies that have previously operated independently. There can be no assurance that the companies will not encounter significant difficulties in integrating their respective operations or that the benefits expected from such integration will be realized. In addition, the achievement of the benefits expected from such integration will require the combined company to incur significant costs in connection with, among other things, network and sales force expansion. The incurrence of such costs, as well as other unexpected costs or delays, in connection with such integration, could have a material adverse effect on the combined company's business, financial condition or results of operations.

     Among the factors considered by the Digital Board in connection with its approval of the Merger Agreement were the opportunities for revenue growth and operating cost savings that could result from the Merger. General economic conditions and other factors beyond the combined company's control may limit its ability to achieve these benefits. Accordingly, there can be no assurance as to whether or in what time frame any revenue growth or anticipated savings will be realized.

WE MAY BE UNABLE TO COMPETE SUCCESSFULLY IN A HIGHLY COMPETITIVE MARKET.

     The Internet, Web development and eBusiness Builder industry is highly competitive. Our competitors range from development stage companies to major domestic and international companies, many of whom have:


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
- substantially greater financial, technical, marketing and human resource capabilities;

-     established relationships with their customers;

-     name-brand recognition; and

- established positions in the markets that we have targeted for penetration.

WE MAY HAVE DIFFICULTY OVERCOMING PROBLEMS ASSOCIATED WITH RAPID EXPANSION AND GROWTH.

     As the combined company's business develops and expands, it will need to implement enhanced operational and financial systems and will likely require additional management, operational and financial resources. We cannot assure you that the combined company will successfully implement and maintain such operational and financial systems or successfully obtain, integrate and utilize the management, operational and financial resources necessary to manage a developing and expanding business in an evolving and increasingly competitive industry. Failure to implement such systems successfully or use such resources effectively could have a material adverse effect on the combined company's business, financial condition or results of operations.

WE HAVE A LIMITED OPERATING HISTORY AND HAVE MADE NO PROFIT SO FAR.

     We have a limited operating history and have been in business a little over a year. While we are generating revenues, we have not booked any profits so far.

OUR SUCCESS DEPENDS ON ATTRACTING AND RETAINING KEY PERSONNEL.

     The successful development, marketing and design of our products and services will depend upon the skills and efforts of a small group of management and technical personnel, including Aaron Lang, our President, and John C. Flanders, Jr., who will be our Chief Executive Officer following the Merger. The loss of any of our key personnel could adversely impact our ability to execute our business plan. Furthermore, recruiting and retaining qualified executive, technical, marketing and support personnel in our emerging industry in the future will be critical to our success and we cannot assure you that we will be able to do so. We do not maintain "key-man" life insurance policies on any of our key personnel.

OUR PRINCIPAL STOCKHOLDERS, EXECUTIVE OFFICERS AND DIRECTORS HAVE SUBSTANTIAL CONTROL OVER OUR AFFAIRS AND YOU WILL NOT BE ABLE TO INFLUENCE THE OUTCOME OF ANY IMPORTANT TRANSACTIONS INVOLVING DIGITAL.

     After consummation of this Merger, executive officers and directors and stockholders who beneficially own more than 5% of our Common Stock will have the power to, in the aggregate, direct the vote of approximately 56.56 % of our voting securities. Therefore, these people may have the power to influence our business policies and affairs and determine the outcome of any matter submitted to a vote of our stockholders, including mergers, sales of substantially all of our assets and changes in control.

WE DID NOT SEEK OR OBTAIN A FAIRNESS OPINION ON THE MERGER.

     Digital did not receive a fairness opinion in connection with the Merger. the absence of a fairness opinion from an independent financial advisor for the Merger presents the potential that Digital gave more than fair value for the acquisition by merger of 24x7.

WE MAY BE UNABLE TO OBTAIN THE ADDITIONAL CAPITAL NEEDED TO OPERATE AND GROW OUR BUSINESS, THEREBY REQUIRING US TO CURTAIL OR CEASE OPERATIONS.

     Our capital requirements in connection with the development and expansion of our business have been and will continue to be substantial. We will require additional funds to design new products and services and to run our operations. We cannot assure that we can obtain any significant additional financing on commercially attractive terms, in a timely fashion, in sufficient amounts, or at all. If adequate funds are not available, we may have to scale back our operations, including product development and design, as well as marketing activities, all of which could cause us to lose both customers and market share and ultimately cease operations.

                             MARKET PRICE PER SHARE

     On February 14, 2000, Digital's Common Stock began trading on the over-the-counter bulletin board maintained by The Nasdaq Stock Market and trades under the symbol "DGBI." The following information sets forth for the periods indicated, the high and low bid prices for the Common Stock. 24x7 is a privately held company; therefore, no market information is available for its common stock.

     Quarter Ended                              High          Low

     March 31, 2000                             6.625         5.375

     June 30, 2000                              3.042         2.062

     On August 2, 2000,  the most  practicable  date prior to the filing of this
Information   Statement,   the   Common   Stock   closed  at   $0.8125   on  the
over-the-counter bulletin board.

                                  THE COMPANIES

DIGITAL

EBUSINESS BUILDER
     Digital is a global "eBusiness Builder," which designs, develops and delivers strategy-based, eBusiness enterprise solutions. Our suite of professional services and products enables us to take a client's project from concept to completion for both emerging eBusiness companies and existing businesses integrating eBusiness capabilities. Our services are designed to rapidly improve a client's competitive position in its market. We do so by providing emerging companies with cost effective solutions through equity participation plans--What we call "Venture Technology." We also provide expertise in strategic planning, creative design, corporate brand development, technical architecture and complex information and integration systems.

VENTURE TECHNOLOGY
     Digital is an eBusiness Builder that partners with clients to create Information Technology solutions. Our focus is to provide emerging and existing businesses a rapid and cost effective method for conducting fully integrated eBusiness. Enabling an organization for eBusiness requires the expenditure and dedication of valuable resources and creates a huge burden for companies in the time and cost constraints necessary in staffing an in-house technical operation. Digital allows its clients to quickly emerge, change and adapt to today's dynamic business environment by providing them with all of our expertise on an outsourced basis.

     By leveraging our eBusiness expertise and resources, we decrease our client's time to market, while at the same time lowering its total cost of operations. We will do this through Venture Technology. For select clients, Digital will provide human capital in the form of a full service, outsourced IT/eBusiness infrastructure, complete with a full array of its own integration products. In exchange for these services, Digital may receive a fee equal to its costs, a small cash profit plus a percentage interest in the client. By becoming an equity investor in these select clients, Digital hopes to lock itself in as the client's Internet strategy consultant, interactive agency and technology developer, seamlessly integrated into a cohesive unit. Our Venture Technology model insures our clients that we will develop the right solution, not the most costly, while at the same time maximizing their revenue potential by creating long-term value in their projects.

PRODUCT AND APPLICATION DEVELOPMENT

     In an effort to complement our professional services, we are currently developing a series of applications for a suite of eBusiness product solutions. These products will be fully customized to meet the needs of our individual clients and will assist our team in the rapid deployment of eBusiness Building.

     The first of these products is a series of enterprise applications designed to wirelessly enable scheduling and ordering processes for enterprises whose planning and sales forces are based primarily outside their office structures. One of these wireless applications, CM Bridge, is a product for the construction management industry, which facilitates real-time monitoring of ongoing construction activities on a given project, including scheduling and progress monitoring. CM Bridge will make daily schedule and cost updates accessible through any Web browser, providing management with the most timely and complete information possible.

     In addition, we are developing an XML-based, middle-ware server, currently being called the "Bridge Engine." The Bridge Engine is designed to ease the integration between Web applications and legacy applications from brick-to-mortar clients moving onto the Internet. This server will provide easier customization of integration products for Digital's eBusiness clients. We will continue to develop products to complement our core services for both horizontal and vertical markets.

24X7

     24x7 was incorporated in March 2000 by a group of executive and divisional management personnel employed by GlobalNet Financial.com, Inc. for the purpose of acquiring the Phoenix office and assets of GlobalNet. On May 31, 2000, 24x7 acquired the Phoenix office of GlobalNet in a stock-for-assets exchange.

     The 24x7 team is experienced in developing global, multi-lingual, high-end, Web businesses. For almost 18 months, the 24x7 team, while working for GlobalNet, developed and matured 18 award winning financial media, online trading and corporate Web sites. The 24x7 team has also developed applications to work with sophisticated trading systems, feed integration, automated billing/project management systems, a content distribution system (being used by Yahoo, MSN, ON24 and others), remote publishing systems and an advertising server. All of these technologies are in active use. The largest site in the portfolio is the award winning money channel for Freeserve (NASDAQ: FREE) called "UK-iNvest.com." Other sites include the money channels for World Online (AEX:
WRDOL), one of the largest ISP's in Europe.

     24x7 is in the business of providing complete outsourced IT solutions for "dot-com" companies. These companies engage 24x7 to assist with tactical and strategic Internet and technology development, maintenance and support. These services include, among others, Web site development and maintenance, hardware and software architecture, development and maintenance, product research and development, customer development and services, revenue stream development, business development programs (technology driven) and other technology contributions.

     24x7 has a staff of 30 people involved in, among other things, active development and support of GlobalNet's web sites. In addition, 24x7 has entered into a development agreement to provide ongoing guidance and development work for GlobalNet. While the GlobalNet contract is scheduled to run out in November 2000, 24x7 believes the contract will be extended for an additional period of time, based on GlobalNet's satisfaction with it work and the fact that GlobalNet owns over 18% of 24x7 common stock.

     In anticipation of further growth through emerging technology opportunities, and additional mergers and acquisitions, 24x7 has leased an additional 8,000+ square feet of office space in the Phoenix area and has engaged several recruiting firms for hiring additional personnel as production resources.

POST MERGER INTEGRATION OF DIGITAL AND 24X7

     After the Merger, Digital will continue its current lines of business, as well as 24x7's current lines of business. Digital's current offices in the San Francisco area will be primarily focused on sales, marketing, business development and development of its wireless business. 24x7's current offices in the Phoenix area will be focused primarily on finance, administration, service production and product development.

     Following the merger, the combined company's management team will be drawn from both Digital and 24x7. John C. Flanders, Jr., the Chief Executive officer of 24x7, will become the Chief Executive Officer and a Director of Digital. Aaron Lang, the President of Digital, will continue his office of President. Jon Winters, the current Chief Operating Officer of Digital, will continue in that office. Mr. Winters will also become a member of Digital's Board of Directors after the Merger. Dawna Cilluffo, the current Controller of Digital, will continue in that role. David Crowell, the current Vice President of Operations of 24x7 will continue in that role with Digital. Curtis Lovil, the current Vice President of Technology of 24x7, will continue in that role with Digital.

     No material layoffs or staff reductions are anticipated to result from the Merger. Both companies are actively working together on a post merger operations plan.

                                   THE MERGER

TERMS OF THE MERGER

     THE DESCRIPTION OF THE MERGER AGREEMENT SET FORTH BELOW IS QUALIFIED BY REFERENCE TO THE COMPLETE TEXT OF THE MERGER AGREEMENT. A COPY OF THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A TO THIS INFORMATION STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

     Record Date. This Information Statement has been sent to you because you are a holder of Digital Common Stock. The record date for the determination of your status as a holder of Digital Common Stock was July 20, 2000.

     Exchange of Shares and Amendment to Articles of Incorporation. The Merger transaction involves an exchange of 10,000,000 shares of the Digital's Common Stock for 100% of the shares of 24x7 common stock. In the Merger, each outstanding share of 24x7 common stock will be converted into the right to receive 0.40 of a share of Digital Common Stock. Digital does not currently have a sufficient number of authorized but unissued shares of Common Stock to issue to 24x7 stockholders to complete the Merger. Accordingly, the Digital's Articles of Incorporation will have to be amended to increase the number of authorized shares of Common Stock to accommodate the Merger and to provide a sufficient number of shares of Common Stock to be issued in future private offerings and other equity offerings or exchanges which may become advantageous to the Digital and its stockholders.

     Written Consents to Actions. On July 31, 2000, the Digital's Board of Directors and the holders of more than a majority ( 50.8 %) of the shares of the Digital's issued and outstanding Common Stock approved, by written consent, the Merger Agreement and an amendment to the Articles of Incorporation. The Board of Directors also approved by written consent the election of two additional persons to the Board of Directors of Digital to fill vacancies on the Board and to comply with the provision in the Merger Agreement requiring the election of John C. Flanders, Jr. to the Board upon consummation of the Merger. The second person elected to the Board was Jon Winters, the Chief Operating Officer of Digital.

     Articles of Incorporation and By-Laws of the Surviving Corporation. The Merger Agreement provides that the Articles of Incorporation of Digital as in effect immediately prior to the effective time of the Merger will be the Articles of Incorporation of the combined companies after the Merger is closed. The By-laws of Digital as in effect immediately prior to the effective time of the Merger will be the By-laws of the combined companies after the Merger is closed.

     Fractional Shares. Each holder of 24x7 common stock exchanged pursuant to the Merger who or which would otherwise have been entitled to receive a fraction of a share of Digital Common Stock will be entitled to receive, in lieu thereof, cash (without interest) in an amount equal to the product of such fractional part of a share of Digital Common Stock and the average closing price of the Digital Common Stock on the Over-the-Counter Bulletin Board for the twenty trading days prior to and ending on the trading day immediately preceding the effective date of the Merger.

     Officers and Directors of the Surviving Corporation. The officers and directors of Digital after the Merger will be Aaron Lang, President and a Director, John C. Flanders, Jr., Chief Executive Officer and a Director, Jon Winters, Chief Operating Officer, Executive Vice President, Secretary and a Director, and Dawna Cilluffo, Controller.

     Representations and Warranties. The Merger Agreement includes representations and warranties by each of Digital and 24x7 as to corporate organization, standing and power; capital structure; authority to enter into the contemplated transactions and the absence of conflicts between such transactions and its organizational documents, other material contracts and applicable laws, orders and regulatory requirements; absence of certain changes or events with respect to their respective businesses; Board approvals; stockholder votes required to approve the contemplated transactions; brokers and finders; material contracts; litigation; taxes; real property and intellectual property; accounting and tax matters; and the absence of undisclosed liabilities.

     Businesses of Digital and 24x7 Pending the Merger. Digital and 24x7 have agreed that, among other things, prior to the effective time of the Merger or earlier termination of the Merger Agreement, except as permitted by the Merger Agreement or as otherwise agreed by either such party in writing, each of Digital and 24x7 will, and will cause each of its respective subsidiaries to, carry on their businesses in the usual, regular and ordinary course in all material respects, and will use all reasonable efforts to preserve intact their present lines of business and preserve their relationships with customers, suppliers, distributors, creditors, lessors, employees and others having business dealings with them to the end of their ongoing businesses will not be impaired in any material respect at the effective time.

     Amendment; Termination. The Merger Agreement may be amended only by a written instrument signed by both parties. The Merger agreement may be terminated, and the Merger abandoned, in the event of the parties' mutual agreement to terminate the Merger Agreement; by Digital or 24x7 if any lawsuit is filed or threatened which would prohibit or challenge the Merger; by Digital or 24x7 if the Merger is not completed by September 30, 2000; or by Digital or 24x7 if the other party materially breaches its obligation or representations or warranties under the Merger Agreement.

     Accounting Treatment  The Merger will be accounted for as a purchase.

     Effective Time of Merger. This Information Statement is being provided to all of our stockholders as notice of these actions and constitutes your notice of corporate action without a meeting. In addition, under Rule 14 ( c ) - 101 of the Securities Exchange Act of 1934, as amended, these actions will only become effective twenty (20) days after we mail this disclosure document to all of our stockholders. We expect the effective date of these actions to be approximately September 10, 2000. THE MERGER WILL BECOME EFFECTIVE NO EARLIER THAN 20 CALENDAR DAYS AFTER THIS INFORMATION STATEMENT IS MAILED TO DIGITAL'S STOCKHOLDERS, BUT ONLY AFTER SATISFACTION OR WAIVER ( AS PERMITTED ) OF THE CONDITIONS TO THE MERGER CONTAINED IN THE MERGER AGREEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BACKGROUND

     According to management of Digital and 24x7, M&A West, Inc. exerted no influence on the Merger or its terms.

THE TRANSACTION

     On July 31, 2000, Digital entered into the Merger Agreement with 24x7. Pursuant to the Merger Agreement, at closing, which is expected to occur on or about September 10, 2000, 24x7 will be merged into Digital. Thereafter, 24x7 will cease to exist as a separate entity. On the closing date of the Merger, 24x7 will have 25,000,000 shares of its common stock issued and outstanding and
- its stockholders will receive 0.40 shares of Digital's Common stock for each share of 24x7 common stock held by them. Upon closing of the Merger, the 24x7 stockholders will become stockholders of Digital. All assets and liabilities of 24x7 will become assets and liabilities of the Digital following the closing of the Merger. Upon closing of the Merger, Digital will have 37,750,000 shares of Common Stock issued and outstanding. Following the closing of the Merger, Digital's current stockholders will own approximately 73.4 % of Digital's Common Stock and the 24x7 stockholders will own approximately 26.4 % of Digital's Common Stock.

     In connection with the Merger, Digital plans to appoint John C. Flanders, Jr., the largest stockholder in 24x7, to Digital's Board of Directors. In addition, Digital plans to appoint Jon Winters, Digital's Chief Operating Officer, to the Company's Board of Directors. Messrs. Flanders and Winters will fill the vacancies on the Board of Directors resulting from the resignations of Scott L. Kelley on February 29, 2000, and Charles Bronitsky on June 27, 2000.

     Closing of the Merger is subject to, among other things, the exchange of shares; filing of an amendment to Digital's Articles of Incorporation with the Secretary of State of Nevada increasing the number of authorized shares of common stock; filing of information prescribed under Rule 14 ( c ) -101 with the SEC indicating the amendment to the Articles of Incorporation, appointment of two new Directors, approval of the Merger and delivery of this information to Digital's stockholders; delivery of financial statements by Digital and 24x7 to each other; and delivery by Digital and 24x7 to each other of a certificate signed by the chief executive officer and chief financial officer of each company that all of the conditions to closing of the Merger have been met.

ABOUT 24X7

     24x7 is a privately held company with only nine stockholders. Each 24x7 stockholder qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. The shares of Digital's Common Stock to be issued to the 24x7 stockholders upon closing of the Merger will be issued in reliance on exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.

     Additional information about 24x7 will be provided in either a Form 8-K reporting the closing of the Merger or in the Company's Form 10-KSB for the fiscal year ended June 30, 2000, which is expected to be filed on or about September 28, 2000.

DIGITAL'S REASONS FOR THE MERGER

     Digital's reasons for engaging in the Merger are to (1) enhance its abilities to create high end business through the combined company's venture technology arm, (2) increase resources to enhance its wireless and other product lines and (3) increase the breadth and depth of its management team.

24X7'S REASONS FOR THE MERGER

     24x7's reasons for engaging in the Merger are to (1) add front end wireless technology to its current, robust back end capabilities, (2) establish a presence in Silicon Valley (a prime market for its current wireless services) with a talented and capable management team, (3) rapidly expand its production staff to service its current client base, and (4) continue to evolve its product line for its current and prospective client bases through Digital's Bridge Engine software.

FACTORS CONSIDERED BY THE DIGITAL BOARD

     With respect to potential merger candidates, Digital's Board established the following criteria as guidelines in finding a suitable candidate ("Candidate"). These criteria served as a guideline, not a strict rule-set. The Candidate and its management would have:

-     a harmonious work ethic, philosophy and culture with Digital;

-     a successful track record;

-     strong back end programming skills in both Unix and NT operating systems;

- strong desire to grow its business and demonstrate an operational plan to integrate wireless into its current business;

-     solid focus on building assets, revenue streams and stockholder value.

In addition, the Candidate's management would have an ability to work in a publicly traded company with all its attendant accountability.

REGULATORY APPROVAL

     No federal or state approvals are required to approve the Merger.

ABSENCE OF FAIRNESS OPINIONS

     Digital did not receive a fairness opinion in connection with the Merger. The absence of a fairness opinion from an independent financial advisor for the Merger presents the potential that Digital gave more than fair value for the acquisition by merger of 24x7.

DISSENTER'S RIGHTS

     You are entitled to dissent from the Merger and obtain payment of the fair value of your shares of Digital Common Stock; however, you may not challenge the Merger unless the Merger is unlawful or fraudulent with respect to you or Digital.

     In the event that you believe the Merger is unlawful or fraudulent with respect to you or Digital, you must send your demand for payment to Digital at 1860 El Camino Real, Suite 100, Burlingame, CA 94010 so that it is received by Digital within the statutory time frame. You must submit your stock certificates to Digital duly endorsed for transfer, with your signature guaranteed by a bank or stock brokerage firm. Your stock certificates will be held by us from the date we receive them until the determination of the "fair value" (as defined in NRS 92A.320), which could take several months.

     In order to be entitled to exercise your dissenter's rights, you must prove that you acquired your shares of Digital Common Stock prior to the date this Information Statement was mailed to you or announced to the public.

     A copy of Nevada Revised Statutes, 92A.300 to 92A.500, inclusive, is attached to this Information Statement as Appendix B.

AMENDMENT TO ARTICLES OF INCORPORATION

     Currently, Article IV of Digital's Articles of Incorporation, as amended, currently authorize 31,250,000 shares of Common Stock and 5,000,000 shares of preferred stock. There are 27,750,000 shares of Common Stock currently issued and outstanding. None of the preferred stock has been issued.

     Pursuant to the written consent of the holders of a majority of the shares of Digital's issued and outstanding Common Stock, the Digital will file an amendment to its Articles of Incorporation to increase the authorized common Stock from 31,250,000 shares to 50,000,000 shares.

     This amendment to the Articles of Incorporation was approved in order for Digital to have a sufficient number of authorized but unissued shares of Common Stock to consummate the Merger. According to the Merger Agreement, Digital will issue 10,000,000 shares of its Common Stock to the 24x7 stockholders in exchange for 100% of the common stock of 24x7. This amendment will also provide additional shares to reserve for issuances under stock option plans and for future equity offerings and acquisitions. A natural consequence of this amendment and the contemplated issuances of additional shares of Common Stock will be the dilution in percentage ownership of Digital's current stockholders.

     The amendment to the Articles of Incorporation will be effected by filing with the Secretary of State of Nevada a Certificate of Amendment to the Articles of Incorporation. The resulting increase in the number of authorized shares of Digital's Common stock will become effective on the date such amendment is approved by the Secretary of State of Nevada. The anticipated filing date for the amendment is September 10, 2000.

PRINCIPAL STOCKHOLDERS

     As of July 20, 2000, there were 27,750,000 shares of Digital's Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. There is no cumulative voting of shares of Common Stock and stockholders have no preemptive rights. Digital has never paid dividends on its common Stock and does not intend to in the future.

     The following table sets forth as of July 20, 2000, certain information with respect to all persons or groups known by management to be record or beneficial owners of more than 5% of the Digital's outstanding Common Stock, by each director and by all directors and officers as a group. Except as indicated in the footnotes to the following table, the listed stockholders hold sole voting and investment power over their respective shares. No shares of preferred stock have been issued or are outstanding.

Name And                          No. Of        Percentage
Address                        Shares Owned     Ownership
----------------------------  ---------------  -------------
Scott Kelly (1)                     7,250,000        26.13%
583 San Mateo Avenue
San Bruno, Ca. 94066
    Stockholder

M & A West, Inc.(1)                 4,800,000        17.29%
583 San Mateo Avenue
San Bruno, Ca 94066
   Stockholder

Aaron Lang                          6,250,000        22.52%
1860 El Camino Real
Burlingame, Ca 94010
   President And A Director

John C. Flanders, Jr. (2)           1,000,000          3.6%
16150 N. Arrowhead
Peoria, Az 85382


                                       11

   STOCKHOLDER

All Officers And Directors,
As A Group (0ne)                    6,250,000        22.52%

------------------------
(1) Scott Kelly is the President and principal stockholder of M&A West, Inc. Mr. Kelly is the beneficial owner of 2,450,000 shares of Digital Common Stock and has voting and dispositive control with respect to the 4,800,000 shares owner of record by M&A West, Inc.

(2) John C. Flanders, Jr. is also a director on the Board of M & A West, Inc. However, Mr. Flanders has no voting or dispositive control over the shares of Common Stock owned beneficially by M & A West, Inc., as he owns beneficially only 10,000 shares of M & A West, Inc. common stock.

 ------------------------

     The following table sets forth certain information with respect to all persons or groups known by management whom we expect upon closing of the Merger will be the record or beneficial owners of more than 5% of Digital's outstanding Common Stock, by each post-Merger director and executive officer of Digital and by all post-Merger directors and officers as a group. No preferred stock will be outstanding after the Merger.

Name And                           No. Of        Percentage
Address                       Shares Owned (1)  Ownership (1)
----------------------------  ----------------  --------------
Scott Kelly (1)                      7,250,000         19.20%
583 San Mateo Avenue
San Bruno, Ca. 94066
    Stockholder

M & A West, Inc.(1)                  4,800,000         12.72%
583 San Mateo Avenue
San Bruno, Ca 94066
   Stockholder

Aaron Lang                           6,250,000            55%
1860 El Camino Real
Burlingame, Ca 94010
   President And A Director

John C. Flanders, Jr. (2)            7,850,000         20.79%
16150 N. Arrowhead
Peoria, Az 85382
   Stockholder

Jon Winters (3)                        250,000   Less Than 1%
1860 El Camino Real
Burlingame, Ca 94010
   Executive Vice President
   Chief Operating Officer
   Secretary And A Director

Dawna Cilluffo (4)                     100,000   Less Than 1%
1860 El Camino Real,
Burlingame, Ca 94010
    Controller


                                       12

All Officers And Directors,
As A Group (Four)                    14,450,000        37.93%

------------------------
(1) Scott Kelly is the President and principal stockholder of M&A West, Inc. Mr. Kelly is the beneficial owner of 2,450,000 shares of Digital Common Stock and has dispositive power with respect to the 4,800,000 shares owner of record by M&A West, Inc.

(2) John C. Flanders, Jr. is also a director on the Board of M & A West, Inc. However, Mr. Flanders has no voting or dispositive control over the shares of Common Stock owned beneficially by M & A West, Inc., as he owns beneficially only 10,000 shares of M & A West, Inc. common stock.

(3)  Includes options to purchase 250,000 shares of Common Stock.

(4)  Includes options to purchase 100,000 shares of Common Stock.

LEGAL PROCEEDINGS

                    There are no legal proceedings to which Digital or 24x7 or any current or expected post-Merger director, officer or affiliate of Digital, any owner of record or beneficially of more than five percent of Digital's Common Stock, or any associate of the foregoing, is a party adverse to Digital or 24x7 or any of their subsidiaries or has a material interest adverse to Digital or 24x7 or any of their subsidiaries.

DIRECTORS,  EXECUTIVE  OFFICERS,  PROMOTERS  AND  CONTROL  PERSONS

                    The officers, directors, nominees for director and control persons of Digital as of July 20, 2000 are as follows:

Name                   Age          Position           Held Office Since
---------------------  ---  -------------------------  -----------------
Aaron Lang              26  President                            4/17/00
                            Director (1)                         1/28/00

Jon Winters             44  Chief Operating Officer              4/17/00
                            Executive Vice President             4/17/00
                            Secretary                            4/17/00
                            Director Nominee                          --

Dawna J. Cilluffo       26  Controller                           3/23/00

John C. Flanders, Jr.   31  Director Nominee                          --

Scott Kelly             32  Control Person                            --

M & A West, Inc.        --  Control Person                            --

---------------------
(1) Mr. Lang's current term as a director is set to expire at the next meeting of the stockholders of Digital.Director Nominees Flanders and Winters offices as directors are set to expire at the next meeting of the stockholders of Digital. However, it is anticipated that all three of these persons will be nominated for re-election and reelected to another one year term.
---------------------

                    All Digital directors are elected for one year terms. All officers serve at the pleasure of the Board of Directors, which shall hold annual elections for such offices. Aside from the appointment of Mr. Flanders to the Digital's Board of Directors and to the office of Chief Executive Officer pending closing of the Merger, and the verbal agreement with M&A West, Inc. to allow M&A West, Inc. toappoint one member to the Board,there are no arrangements, understandings or contractual obligationsbetween Digital and any other person requiring the nomination or election of any other person to Digital's Board of Directors or to any corporate offices.

                    Aaron Lang has been Digital's President since April 17, 2000, and a member of its Board of Directors since January 28, 2000 . Prior to being elected to the office of President, Mr. Lang served Digital as its Executive Vice President and Chief Operating Officer from April 1999 until April 2000. Mr. Lang, who started his role in financial public relations, has a very strong understanding of Digital's target market, that being small and micro capitalization companies. In 1998, he was one of the founders of Internet Marketing Associates, Inc., which provided Internet market exposure to small public and private companies. In addition to building and managing a staff of independent web designers across the country, Mr. Lang developed dozens of corporate Internet campaigns for start-up enterprises. Internet Marketing
Associates,  Inc.  was  acquired  by  Digital  in  February  2000.

                    Jon Winters joined Digital in April 2000, bringing with him over 17 years experience in the management of products, services and personnel in the technology and services industries. Prior to joining Digital, Mr.
Winters served as Director, Worldwide Professional Services for iManage Inc. (NASDAQ: IMAN), from September 1999 until April 2000, where he was responsible for developing the Worldwide Professional Services division of that company, as well as creating the operating plan and business process for the worldwide field sales organization. Additionally, Mr. Winters was responsible for pre-sales support, proof of concept development and internal solutions development, essentially focusing client feedback for new product development. Prior to joining Imanage, Mr. Winters served as Director and Consulting Practice manager of Worldwide Financial Services for Oracle Corporation (NASDAQ: ORCL) from June 1997 to June 1999, where he was responsible for the development of the vertical business unit resources and processes.

                    Dawna Cilluffo joined Internet Marketing Associates, Inc. in July 1999 and was appointed to the position of Controller of Digital in March 2000. Internet Marketing Associates, Inc. was acquired by Digital in February 2000. Prior to joining Digital, Ms. Cilluffo was part of the financial team at MyPoints.com (NASDAQ: MYPT), from January 1999 to July 1999, where she was involved in that company's initial public offering and registration of its securities on SEC Form S-1. From February 1997 to July 1999, Ms. Cilluffo was employed by Montgomery Financial Services Corporation where she served as Director of Marketing for the San Francisco Bay Area and also worked as a Senior Associate in client work. At Montgomery, Ms. Cilluffo had the opportunity to consult with companies in the biotechnology, public relations, Internet advertising and retail businesses. During her employment with Montgomery, Ms. Cilluffo also assisted Cohesion Technologies (NASDAQ: CSON) in establishing accounting guidelines for cost accounting on FDA clinical trial studies and served as Controller of U.S. based operations for Kelsey Instruments, Ltd., whose business was supplying aircraft equipment to U.S. corporations and government entities. From December 1995 to January 1997, Ms. Cilluffo worked as a sales consultant for Technica, U.S.A., a leading supplier of consumables to the printed circuit board industry. Proficient in Italian and Japanese, Ms. Cilluffo lent translation services to Technica's vendors andclientele. She earned a Bachelor of Arts in International Studies from Miami University in 1995 and is completing her Juris Doctorate Degree at Santa Clara University School of Law. Digital's management believes that Ms.Cilluffo's finance background and her experience in working on the MyPoints initial public offering represent valuable assets to the Company and its clients entering public markets.

                    John C. Flanders, Jr. is a recognized leader in new media technologies. He is currently President and Chief Executive Officer of 24x7. Prior to May 31, 2000, Mr. Flanders was the Chief Technology Officer for GlobalNet Financial.com for over 18 months. Prior to joining GlobalNet, Mr. Flanders was founder and Chief Executive Officer of a leading, nationwide developer network, CyberJunction.com Online, Inc. Prior to launching CyberJunction, he served as Vice President Sales and Marketing at eMergingMedia, Inc., a San Francisco based interactive agency. He also served in a management capacity at NETCOM Online Communications Services and THOR24. Before joining the technology industry, he was President and Chief Operating Officer of Flanders, Brunetti and Flanders Investment management, Inc. Mr. Flanders currently serves of the Boards of Directors M&A West, Inc. and Solosearch.com, Inc., both companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. Mr. Flanders also serves on the Boards of Directors of WiseCapital.com, Inc., a private venture capital firm, and StoreChoice.com, Inc., a convenience shopping portal. He will become the Chief Executive Officer of Digital upon closing of the Merger.

                    Charles Bronitsky served Digital in the offices of President, Chief Executive Officer and Director from April 1999 until his resignation on June 27, 2000.

Post-Merger  Officers  and  Directors

                    If the Merger is consummated, the officers and directors of the Digital immediately following the Merger will be:

Name                   Age                 Position
---------------------  ---  ---------------------------------------

Aaron Lang              26  President and a Director

John C. Flanders, Jr.   31  Chief Executive Officer and a Director

Jon Winters             44  Chief Operating Officer, Executive Vice
                            President, Secretary and a Director

Dawna J. Cilluffo       26  Controller

                    Digital is not aware of any family relationships between any director, executive officer or person nominated or chosen to become a director or executive officer.

EXECUTIVE  COMPENSATION

                    The following table sets forth the compensation paid to the Chief Executive Officer of Digital. No other executive officer or director of Digital received total annual salary and bonuses in excess of $100,000 during the fiscal year ended June 30, 2000:

               Annual Compensation                  Long-term Compensation
                                                    Awards                  Payouts
Name                                                             Securities           All
and                                   Other                      under-               other
principal      Year                   annual        Restricted   lying                compen-
position              Salary   Bonus  compensation  stock        options    LTIP      sation
                                                    award(s)     SARs       payouts
Charles
   Bronitsky   2000  $121,000  -0-     -0-            -0-         -0-        -0-       -0-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                    John C. Flanders, Jr. is the largest stockholder of 24x7. Mr. Flanders also serves on the Board of Directors of M & A West, Inc., a control person of Digital. Digital is of the opinion that all dealings and negotiations with Mr. Flanders and 24x7 have been at arm's length.

DIRECTOR  AND  OFFICER  LIABILITY  AND  INDEMNIFICATION

                    The Nevada Domestic Corporation Laws("NDCL") permit a Nevada corporation to indemnify a director, officer, employee or agent for judgments or settlements, as well as expenses in the context of third-party actions, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation, or in the case of a criminal action, had no reasonable cause to believe his conduct was unlawful.

                    The NDCL grants express authority to a Nevada corporation to purchase and maintain insurance for director and officer liability. Such insurance may be purchased for any officer, director, employee or agent, regardless of whether that individual is otherwise eligible for indemnification by the corporation.

                    Article VIII of Digital's Articles of Incorporation provides that a director or officer of shall not be personally liable to Digital or its stockholders for damages for breach of fiduciary duty as a director or officer, except for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, and provides that any modification or repeal of
Article VIII shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of Digital for acts or omissions prior to such repeal or modification.

                    Article IX of Digital's Articles of Incorporation provides that every person who was or is a party, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is the legal representative, is or was a director or officer of Digital, or is or was serving at the request of the Digital as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.

                    Digital's By-laws contain similar, redundant provisions regarding indemnification in Article VII of the By-laws.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers or persons controlling Digital pursuant to the provisions of its Articles of Incorporation or By-laws, Digital has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

MISCELLANEOUS

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                    Based solely upon Digital's review of Forms 3, 4 and 5 and amendments thereto furnished to Digital under Rule 16a-3 (a), during the fiscal year preceding the filing of this 14C, Digital is not aware of any person who was a director, officer or beneficial owner of more than ten percent of Digital's Common Stock and who failed to file reports required by Section 16 (a) of the Securities Exchange Act of 1934, as amended, in a timely manner.

STANDING  AUDIT,  NOMINATING  AND  COMPENSATION  COMMITTEES

                    The Board of Directors has no standing audit, nominating or compensation committees or committees performing similar functions.

INFORMATION  RELATING  TO  BOARD  OF  DIRECTOR  MEETINGS

                    Digital presently has only one Director. The Board of Directors held four meetings during the preceding fiscal year and all directors were attendance at each such meeting.

                       WHERE YOU CAN FIND MORE INFORMATION

     Digital is  subject to the  informational  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the

Securities and Exchange Commission ( the "SEC"). Reports, proxy statements and other information filed by Digital can be inspected and copied at the public reference facilities at the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at the SEC's Regional Office at Seven World Trade Center, Suite 1300, New York, New York 10048, and at the SEC's Regional Office at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C., at prescribed rates. Such reports, proxy statements and other information concerning Digital can also be inspected and copied at the offices of The National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.
                                                ------------------

DOCUMENTS INCORPORATED BY REFERENCE
               The SEC allows Digital to "incorporate by reference" information into this Information Statement, which means that Digital can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered part of this Information Statement, except for any information superseded by information contained directly in this Information Statement or in later filed documents incorporated by reference in this Information Statement.

               This Information Statement incorporates by reference the documents set forth below that Digital previously filed with the SEC. These documents contain important information about Digital and its finances. Some of these filings may have been amended by later filings, which, if suchwas the case, are also listed:

DIGITAL'S SEC FILINGS (FILE NO. 0-26755)

Form 10-QSB Quarterly Report for the Quarterly Period Ended March 31, 2000

               We are sending to Digital stockholders hard copies of the documents which have been incorporated by reference in order to fully inform and not inconvenience our stockholders by having to look elsewhere for the documents we have incorporated by reference. If we haven't sent you all of the documents incorporated by reference in this Information Statement, then you may obtain copies of them by requesting them in writing or by telephone from Digital at the following address:

                              Digital Bridge, Inc.
                         1860 El Camino Real, Suite 100
                          Burlingame, California 94010
                                 (650) 552-0600

FORWARD-LOOKING STATEMENTS

               Except for historical information contained herein, this disclosure statement contains forward-looking statements that involve risks and uncertainties which may cause actual results to differ materially from the statements made and other risks listed from time to time in Digital's SEC filings. These forward-looking statements represent Digital's judgment as of the date of this document and Digital disclaims any intent or obligation to update these forward-looking statements.

Dated:   August 3, 2000                          DIGITAL BRIDGE, INC.


                                                 /s/  Aaron Lang
                                                 ------------------------
                                                 Aaron Lang, President

                                INDEX TO EXHIBITS

EXHIBIT NO.          PAGE NO.             DESCRIPTION OF EXHIBIT

   2                  A-1          Agreement  and  Plan of Merger, dated as of
                                   July  31, 2000,  by  and  between  Digital
                                   Bridge, Inc. and 24x7 Development, Inc.

  2.1 Reorganization and Stock Purchase Agreement among Digital Bridge, Inc. and Black Stallion Management, Inc. and certain shareholders of Digital Bridge, Inc., effective as of January 28, 2000. (Exhibit 2) (1)

   13                 B-1          Form 10-QSB Quarterly Report for the
                                   Quarterly Period Ended March 31, 2000

   20.1               C-1          Copy of Nevada Revised Statutes, Chapter 92A

   27                              Financial Data Schedule

------------------------------

(1) Incorporated by reference to the exhibit shown in parenthesis in the report on Form 8-K filed by Black Stallion Management, Inc. (a predecessor to the Company) on February 9, 2000